FINANCIAL INVESTORS TRUST

(THE “TRUST”)

RiverFront Global Growth Fund

RiverFront Global Allocation Fund

RiverFront Dynamic Equity Income Fund

RiverFront Moderate Growth & Income Fund

RiverFront Conservative Income Builder Fund

(each, a “Fund”, together, the “Funds”)

SUPPLEMENT DATED JULY 21, 2017 TO THE SUMMARY PROSPECTUSES AND PROSPECTUS DATED FEBRUARY 28, 2017, AS SUPPLEMENTED FROM TIME TO TIME

On June 6, 2017, the Board of Trustees of Financial Investors Trust voted to approve the recommendation of ALPS Advisors, Inc., the investment adviser to the Funds,  to seek to achieve the investment objective of each Fund by utilizing investments in exchange-traded funds (ETFs) that are sub-advised by RiverFront Investment Group, LLC, the sub-adviser to the Funds.  With this new investment approach, each Fund will also move to a unitary fee structure.  These changes will become effective on or about September 19, 2017.

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